                                                                 EXHIBIT 10.1.8


BOW VALLEY SQUARE

OFFER TO LEASE

BETWEEN

BV SQUARE MANAGEMENT LTD.
(AGENT FOR OMERS REALTY CORPORATION, THE "LANDLORD")

AND

SYSGOLD LTD.

(THE "TENANT")

February 23rd, 1998

BOW VALLEY SQUARE

February 23, 1998

CONFIDENTIAL HAND DELIVERED

Mr. Bill Arnett
SysGold Ltd.
Suite 450, Bow Valley Square 4
250 Sixth Avenue S. W.
Calgary, Alberta

Dear Bill:

RE: EXPANSION: 4TH FLOOR, BOW VALLEY SQUARE 4

Further to our recent conversations, we are pleased to submit the following Offer to Lease with respect to your proposed expansion on the 4th Floor, Bow Valley Square 4. This Offer to Lease will be held open for the acceptance of SysGold Ltd. (the "Tenant") until 4:00 PM on Friday, February 27th, 1998.

Leased Premises:

Approximately 1,618 rentable square feet as outlined in red on the attached floorplan, being a portion of the 4th floor (the "Leased Premises"), of Bow Valley Square 4, 250 Sixth Avenue S.W., Calgary (the "Building"). The purpose of such plan is solely to indicate the approximate location of the Leased Premises.

Term:

Three (3) years, Nine (9) months, commencing May 1st, 1998 (the "Commencement Date") and running concurrent with your lease dated February 21st, 1997 (the "Lease") expiring January 31st, 2002, (the "Term").

Basic Rent:

$20.00 per rentable square foot of the Leased Premises, per annum, on a net basis, (the "Basic Rent"), being an annual total of Thirty-Two Thousand, Three Hundred and Sixty-----04/100 ($32,360.04) Dollars,
to be paid to OMERS Realty Corporation (the "Landlord") by the Tenant in twelve equal monthly installments of Two Thousand, Six Hundred and Ninety-Six-----67/100 ($2,696.67) Dollars in advance, throughout the Term, without any deduction, abatement or set-off.

Acceptance of Leased Premises:

The Leased Premises would be accepted by the Tenant on an "as is, where is" basis.

Additional Rent:

The Tenant agrees to pay, as Additional Rent, its Proportionate Share of Occupancy Costs for the Building, estimated to total $8.94 per rentable square foot of the Leased Premises during the 1998 calendar year. As with the annual Basic Rent, Occupancy Costs are payable by the Tenant in twelve equal monthly installments in advance, throughout the Term, without any deduction, abatement or set-off. The Tenant shall remain responsible for the payment of all other items of Additional Rent, as defined in the Lease.

Brokerage Fees:

The Tenant warrants that it has not dealt with any agent or broker representing or purporting to represent the Landlord in connection with the leasing of the Leased Premises and the Tenant shall be responsible for and indemnify the Landlord from any brokerage fees or commissions relating to this Offer to Lease or any resultant agreement.

Parking:

Provided the Tenant is not in default, space for one motor vehicle in those levels of the Development designated as unassigned Tenant parking will be made available to the Tenant throughout the Term at the prevailing monthly rental rate from time to time in effect. The Tenant understands and agrees the use of any parking spaces shall be subject to the terms and conditions contained in the Landlord's standard Parking Privileges Contract Terms. Effective April 1st, 1998, current monthly parking rental rate is $210.00 per unassigned space. Parking charges are payable in advance on the first day of each month as Additional Rent.

Permitted Use:

The Tenant shall use the Leased Premises solely for the purpose of conducting the business of a computer consulting and development firm, and its related activities (the "Permitted Use").

Taxes:

(a) Property Taxes form a part of Occupancy Costs, however, Business Taxes do not and the Tenant shall remain entirely responsible for all taxes, rates, duties, levies and assessments whatsoever, including Business Taxes, in respect of the Leased Premises.

(b) Amounts payable as outlined in this Offer to Lease do not include G.S.T., however G.S.T. is payable on all amounts due to the Landlord.

No Smoking:

The Tenant shall not suffer or permit any smoking to occur within the Leased Premises, unless it installs, at its expense, separate exhaust fans in the Leased Premises, approved by the Landlord, to dissipate the smoke.

Insurance Requirements:

Before entering the Leased Premises for any purpose, the Tenant shall provide to the Landlord certificates of insurance for all policies required to be effected and maintained by it pursuant to Section 8.3 of the Lease, including, without limitation, "all risks" insurance upon the property of the Tenant located in the Leased Premises, comprehensive general liability insurance in an amount not less than $5,000,000, business interruption insurance and "all risks" tenant legal liability insurance.

Documentation of Offer:

This Offer to Lease would be documented by way of an amendment to the Lease, and the Tenant agrees to observe and perform all of the conditions, covenants and restrictions required under the Lease. Upon unconditional acceptance of this Offer to Lease, BV Square Management Ltd. will prepare and forward the Lease Amending Agreement to the Tenant, which shall incorporate the terms of this Offer to Lease. The Tenant agrees to execute and return the Lease Amending Agreement within fifteen (15) Business Days of receiving it. In no event shall the Tenant be allowed occupancy for the purpose of conducting the Permitted Use if the Lease Amending Agreement has not been executed by both parties.

Termination by Landlord:

In the event the Tenant is in default of any of the terms, covenants, conditions or provisos of this Offer to Lease, the Landlord shall have the right to terminate this Offer to Lease upon written notice to the Tenant. If such notice is given pursuant to this or any other provision of this Offer to Lease or the Lease, this Offer to Lease and the Term and all of the rights of the Tenant hereunder shall terminate; Basic Rent and all other payments for which the Tenant is liable under this Offer to Lease shall be computed, apportioned and paid in fall to the date of such termination, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord. If the Landlord terminates this Offer to Lease for any breach by the Tenant, in addition to other remedies the Landlord may have, the Landlord may recover from the Tenant all damages it incurs by reason of the breach, including cost of recovering the Leased Premises, legal fees (on a solicitor and client basis) and the worth at the time of the termination of the excess, if any, of the amount of Rent and charges equivalent to the rent reserved in this Offer to Lease for the remainder of the Term, over the then reasonable rental value of the Leased Premises for the remainder of the Term, all of which amounts shall be immediately due and payable by the Tenant to the Landlord.

Confidentiality:

SysGold Ltd. hereby agrees that the terms and conditions of this Offer to Lease are sensitive and confidential in nature and that the disclosure of this information to any third party may be expected to cause substantial loss and damage to the Landlord. For this reason, SysGold Ltd. agrees that, except for disclosure on the same confidential basis as provided herein, and only to officers and/or employees of SysGold Ltd. who have a bona fide and actual need to know the confidential terms on behalf of SysGold Ltd., it and its officers and/or employees to whom disclosure is made as aforesaid, will hold in strict confidence, and will not disclose the same to any third party.

Undefined Terms:

Any capitalized words used in this Offer to Lease but not defined herein, shall have the meaning attributed to them in Sections 1.1 and 1.2 of the Lease.

Time of the Essence:

Time shall be of the essence of this Offer to Lease and every part thereof.

Entire Agreement:

The Tenant acknowledges that there are no agreements, representations, warranties or conditions relating to this Offer to Lease, the Leased Premises or the Building (express or implied) made by the Landlord or any of its agents except those contained in this Offer to Lease.

Governing Law:

This Offer to Lease shall be interpreted and is governed by the laws of the Province of Alberta.

Successors and Assigns:

This Offer to Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and Tenant.

Conditions:

This Offer to Lease is subject to approval by an Officer of OMERS Realty Corporation.

Trusting the foregoing meets with your approval, we would ask if you could signify your acceptance by countersigning in the space provided below, returning one (1) counterpart for our files. BV Square Management Ltd. will then work to remove the condition to allow us to proceed with this Offer to Lease, and will advise of our progress. In the event the foregoing condition is not removed by BV Square Management Ltd. in writing on or before March 6th, 1998, this Offer to Lease shall become null and void and have no farther force or effect. Once BV Square Management Ltd. has notified the Tenant in writing of the removal of the above condition, this Offer to Lease shall be binding upon both parties.

Yours very truly,

BV SQUARE MANAGEMENT LTD.

Gerry S. Jobagy
Leasing Manager

Accepted For and On Behalf Of:

SYSGOLD LTD.


Per:

Dated this     day of February, 1998.

BOW VALLEY SQUARE

OFFER TO LEASE

BV SQUARE MANAGEMENT LTD.
(AGENT FOR OMERS REALTY CORPORATION, THE "LANDLORD")

AND

SYSGOLD LTD.
(THE "TENANT")

August 24, 1998

BOW VALLEY SQUARE

August 24, 1998

CONFIDENTIAL  HAND DELIVERED

Mr. Don Bailik, President
SysGold Ltd.
Suite 450, Bow Valley Square 4
250 Sixth Avenue S. W.
Calgary, Alberta T2P

Dear Don:

RE:  SUITES 340 AND 560, BOW VALLEY SQUARE 4

Further to our recent conversations, we are pleased to submit the following Offer to Lease with respect to your proposed expansion onto a portion of the Third and Fifth Floors, Bow Valley Square 4. This Offer to Lease will be held open for the acceptance of SysGold Ltd. (the "Tenant") until 4:00 PM on Tuesday, September 8th, 1998,

Leased Premises:

(a) approximately 7,972 rentable square feet (subject to final measurement) as outlined in red on the attached floorplan, being a portion of the third floor (the "Leased Premises"), of Bow Valley Square 4, 250 Sixth Avenue S.W., Calgary (the "Building").

(b) approximately 5,779 rentable square feet (subject to final measurement) as outlined in blue on the attached floorplan, being a portion of the fifth floor (the "Leased Premises"), of Bow Valley Square 4, 250 Sixth Avenue S.W., Calgary (the "Building").

The purpose of such plans is solely to indicate the approximate location of the Leased Premises.

Term:

(a) on third floor premises (7,972 rentable square feet), Three (3) years, Four
(4) months, commencing October 1st, 1998 (the "Commencement Date") and running concurrent with your lease dated February 21st, 1997 (the "Lease"), expiring January 31st, 2002, (the "Term");

(b) on fifth floor premises (5,779 rentable square feet), Three (3) years, One
(1) month, commencing January 1st, 1999, expiring January 31st, 2002.

Basic Rent:

(a) on 7,972 square feet: $22.00 per rentable square foot, per annum, on a net basis, (the "Basic Rent"), being an annual total of One Hundred and Seventy-Five Thousand, Three Hundred and Eighty-Three-----96/100 ($175,383.96) Dollars, to be paid to OMERS Realty Corporation (the "Landlord") by the Tenant in twelve equal monthly installments of Fourteen Thousand, Six Hundred and Fifteen-----33/100 ($14,615.33) Dollars in advance, throughout the Term, without any deduction, abatement or set-off;

(b) on 5,779 square feet: $22.00 per rentable square foot, per annum, on a net basis, (the "Basic Rent"), being an annual total of One Hundred and Twenty-Seven Thousand, One Hundred and Thirty-Seven-----96/100 ($127,137.96) Dollars, to be paid to the Landlord by the Tenant in twelve equal monthly installments of Ten Thousand, Five Hundred and Ninety-Four-----83/100 ($10,594.83) Dollars in advance, throughout the latter 37 months of the Term (January 1, 1999- January 31, 2002) without any deduction, abatement or set-off.

TERMS APPLICABLE TO BOTH THE 3RD AND 5TH FLOORS, BOW VALLEY SQUARE 4

Acceptance of Leased Premises:

The Leased Premises would be accepted as returned to the Landlord by the existing tenants. The Tenant shall remain responsible for all work necessary to the Leased Premises.

Additional Rent:

The Tenant agrees to pay, as Additional Rent, its Proportionate Share of Occupancy Costs for the Building, estimated by the Landlord, acting reasonably, to total $8.94 per rentable square foot of the Leased Premises during the 1998 calendar year. As with the annual Basic Rent, Occupancy Costs are payable by the Tenant in twelve equal monthly installments in advance, throughout the Term, without any deduction, abatement or set-off. The Tenant understands and agrees that the Landlord shall not be liable for any loss or damage as a result of the Tenant or any subtenant or assignee relying upon this estimate. The Landlord shall make a final determination of the Tenant's Proportionate Share of Occupancy Costs as set out in Section 4.4 of the Lease. The Tenant shall remain responsible for the payment of all other items of Additional Rent as defined in the Lease.

Early Occupancy:

During any period prior to the Commencement Date in which the Tenant is permitted to have occupancy of the Leased Premises, whether exclusively or in common with the Landlord and its contractors and employees for the purpose of fixturing the Leased Premises, the Tenant shall be deemed in possession of the Leased Premises and shall be bound by all of the provisions of the Lease except those requiring the payment of Rent and those dealing with the conduct of the Tenant's business. Any work to the Leased Premises must be completed in the manner prescribed in Section 15.2 of the Lease and the Landlord's Design Criteria Manual and be subject to review and approval by the Landlord.

Should the Tenant conduct any business in and from any part of the Leased Premises prior to the Commencement Date, Rent would be invoiced for that period of time prior to the Commencement Date.

Brokerage Fees:

The Tenant warrants that it has not dealt with any agent or broker representing or purporting to represent the Landlord in connection with the leasing of the Leased Premises and the Tenant shall be responsible for and indemnify the Landlord from any brokerage fees or commissions relating to this Offer to Lease or any resultant agreement.

Parking:

Provided the Tenant is not in default, space for one (1) motor vehicle per 2,000 rentable square feet of space leased (total of seven additional spaces), in those levels of the Development designated as unassigned Tenant parking will be made available to the Tenant throughout the Term at the prevailing monthly rental rate from time to time in effect. The Tenant understands and agrees the use of any parking spaces shall be subject to the terms and conditions contained in the Landlord's standard Parking Privileges Contract Terms. The current monthly parking rental rate is $210.00 per unassigned space. Parking charges are payable in advance on the first day of each month as Additional Rent.

Permitted Use:

 The Tenant shall use the Leased Premises solely for the purpose of conducting the business of a computer consulting and development firm, and its related activities (the "Permitted Use").

Taxes:

(a) Property Taxes form a part of Occupancy Costs, however, Business Taxes do not and the Tenant shall remain entirely responsible for all taxes, rates, duties, levies and assessments whatsoever, including Business Taxes, in respect of the Leased Premises.

(b) Amounts payable as outlined in this Offer to Lease do not include G.S.T., however G.S.T. is payable on all amounts due to the Landlord.

No Smoking:

The Tenant shall not suffer or permit any smoking to occur within the Leased Premises, unless it installs, at its expense, separate exhaust fans in the Leased Premises, approved by the Landlord, to dissipate the smoke.

Insurance Requirements:

Before entering the Leased Premises for any purpose, the Tenant shall provide to the Landlord certificates of insurance for all policies required to be effected and maintained by it pursuant to Section 8.3 of the Lease, including, without limitation, "all risks" insurance upon the property of the Tenant located in the Leased Premises, comprehensive general liability insurance in an amount not less than $5,000,000, business interruption insurance and "all risks" tenant legal liability insurance.

Documentation of Offer:

This Offer to Lease would be documented by way of a Lease Amending Agreement and the Tenant agrees to observe and perform all of the conditions, covenants and restrictions required under the Lease. Upon unconditional acceptance of this Offer to Lease, BV Square Management Ltd. will prepare and forward the Lease Amending Agreement to the Tenant, which shall incorporate the terms of this Offer to Lease. The Tenant agrees to execute and return the Lease Amending Agreement within fifteen (15) Business Days of receiving it. In no event shall the Tenant be allowed occupancy for the purpose of conducting the Permitted Use if the Lease Amending Agreement has not been executed by both parties.

Termination by Landlord:

In the event the Tenant is in default of any of the terms, covenants, conditions or provisos of this Offer to Lease, the Landlord shall have the right to terminate this Offer to Lease upon written notice to the Tenant. If such notice is given pursuant to this or any other provision of this Offer to Lease or the Lease, this Offer to Lease and the Term and all of the rights of the Tenant hereunder shall terminate; Basic Rent and all other payments for which the Tenant is liable under this Offer to Lease shall be computed, apportioned and paid in full to the date of such termination, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord. If the Landlord terminates this Offer to Lease for any breach by the Tenant, in addition to other remedies the Landlord may have, the Landlord may recover from the Tenant all damages it incurs by reason of the breach, including cost of recovering the Leased Premises, legal fees (on a solicitor and client basis) and the worth at the time of the termination of the excess, if any, of the amount of Rent and charges equivalent to the rent reserved in this Offer to Lease for the remainder of the Term, over the then reasonable rental value of the Leased Premises for the remainder of the Term, all of which amounts shall be immediately due and payable by the Tenant to the Landlord.

Confidentiality:

SysGold Ltd. hereby agrees that the terms and conditions of this Offer to Lease are sensitive and confidential in nature and that the disclosure of this information to any third party may be expected to cause substantial loss and damage to the Landlord. For this reason, SysGold Ltd. agrees that, except for disclosure on the same confidential basis as provided herein, and only to officers and/or employees of SysGold Ltd. who have a bona fide and actual need to know the confidential terms on behalf of SysGold Ltd., it and its officers and/or employees to whom disclosure is made as aforesaid, will hold in strict confidence, and will not disclose the same to any third party.

Undefined Terms:

Any capitalized words used in this Offer to Lease but not defined herein, shall have the meaning attributed to them in Sections 1.1 and 1.2 of the Lease.

Time of the Essence:

Time shall be of the essence of this Offer to Lease and every part thereof.

Entire Agreement:

The Tenant acknowledges that there are no agreements, representations, warranties or conditions relating to this Offer to Lease, the Leased Premises or the Building (express or implied) made by the Landlord or any of its agents except those contained in this Offer to Lease.

Governing Law:

This Offer to Lease shall be interpreted and is governed by the laws of the Province of Alberta.

Successors and Assigns:

This Offer to Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and Tenant.

Conditions:

This Offer to Lease is subject to:

(a) the Landlord reaching a satisfactory agreement with the existing tenant and regaining control of the Third Floor Leased Premises;

(b) prior leasing; and

(c) approval by an Officer of OMERS Realty Corporation, which would require an understanding and acceptance of the financial standing and corporate organization of the proposed Futurelink/Sysgold merged entity.

Trusting the foregoing meets with your approval, we would ask if you could signify your acceptance by countersigning in the space provided below, returning one (1) counterpart for our files along with the information required in paragraph (c) above. BV Square Management Ltd. will then work to remove the conditions to allow us to proceed with this Offer to Lease, and will advise of our progress. In the event the foregoing conditions are not removed by BV Square Management Ltd. in writing on or before Friday, September(18th, 1998, this Offer to Lease shall become null and void and be of no further force or effect. Once BV Square Management Ltd. has notified the Tenant in writing of the removal of the above conditions, this Offer to Lease shall be binding upon both parties.

Yours very truly,

BV SQUARE MANAGEMENT LTD.

Gerry S. Jobagy
Leasing Manager

Accepted For and On Behalf Of:

SYSGOLD LTD.

Per: Don Bailik

Dated this 8th day of September, 1998.

BOW VALLEY SQUARE

June 2, 1998

HAND DELIVERED

Mr. Don Bialik, P. Eng., M.B.A.
SysGold Ltd.
Suite 450, Bow Valley Square 4
250 Sixth Avenue S. W.
Calgary, Alberta
T2P 3H7O

Dear Don:

RE: EXPANSION - 4th FLOOR, BOW VALLEY SQUARE 4

The Offer to Lease between our two firms dated March 24th, 1998 was subject to approval by an officer of OMERS Realty Corporation. We are pleased to confirm we now have that approval and therefore remove this condition. In the coming weeks, we will prepare the Lease Amending Agreement for execution by SysGold Ltd.

Yours very truly,

BV SQUARE MANAGEMENT LTD.

Gerry S. Jobagy
Leasing Manager

BOW VALLEY SQUARE

March 24, 1998

CONFIDENTIAL HAND DELIVERED

Mr. Bill Arnett
SysGold Ltd.
Suite 450, Bow Valley Square 4
250 Sixth Avenue S. W.
Calgary, Alberta T2P 3H7

Dear Bill:

RE: EXPANSION: 4TH FLOOR, BOW VALLEY SQUARE 4

Further to our recent conversations, we are pleased to submit the following revised Offer to Lease with respect to your proposed expansion on the 4th and 5th Floors, Bow Valley Square 4. This Offer to Lease will be held open for the acceptance of SysGold Ltd. (the "Tenant") until 4:00 PM on Tuesday, March 31st, 1998.

Leased Premises:

Approximately 1,618 rentable square feet as outlined in red on the attached floorplan, being a portion of the 4th floor (the "Leased Premises"), of Bow Valley Square 4, 250 Sixth Avenue S.W., Calgary (the

"Building"). The purpose of such plan is solely to indicate the approximate location of the Leased Premises.

Term:

Three (3) years, Four (4) months, commencing September 1st, 1998 (the "Commencement Date") and running concurrent with your lease dated February 21st, 1997 (the "Lease") expiring January 31st, 2002, (the "Term").

Basic Rent:

$20.00 per rentable square foot of the Leased Premises, per annum, on a net basis, (the "Basic Rent"), being an annual total of Thirty-Two Thousand, Three Hundred and Sixty-----04/100 ($32,360.04) Dollars, to be paid to OMERS Realty Corporation (the "Landlord") by the Tenant in twelve equal monthly installments of Two Thousand, Six Hundred and Ninety-Six-----67/100 ($2,696.67) Dollars in advance, throughout the Term, without any deduction, abatement or set-off.

Acceptance of Leased Premises:

The Leased Premises would be accepted by the Tenant on an "as is, where is" basis.

Additional Rent:

The Tenant agrees to pay, as Additional Rent, its Proportionate Share of Occupancy Costs for the Building, estimated by the Landlord, acting reasonably, to total $8.94 per rentable square foot of the Leased Premises during the 1998 calendar year. As with the annual Basic Rent, Occupancy Costs are payable by the Tenant in twelve equal monthly installments in advance, throughout the Term, without any deduction, abatement or set-off. The Tenant understands and agrees that the Landlord shall not be liable for any loss or damage as a result of the Tenant or any permitted subtenant or assignee relying upon this estimate. The Landlord shall make a final determination of the Tenant's Proportionate Share of Occupancy Costs as set out in Section 4.4 of the Lease. The Tenant shall remain responsible for the payment of all other items of Additional Rent as defined in the Lease.

Brokerage Fees:

The Tenant warrants that it has not dealt with any agent or broker representing or purporting to represent the Landlord in connection with the leasing of the Leased Premises and the Tenant shall be responsible for and indemnify the Landlord from any brokerage fees or commissions relating to this Offer to Lease or any resultant agreement.

Parking:

Provided the Tenant is not in default, space for one motor vehicle in those levels of the Development designated as unassigned Tenant parking will be made available to the Tenant throughout the Term at the prevailing monthly rental rate from time to time in effect. The Tenant understands and agrees the use of any parking spaces shall be subject to the terms and conditions contained in the Landlord's standard Parking Privileges Contract Terms. Effective April 1st, 1998, current monthly parking rental rate is $210.00 per unassigned space. Parking charges are payable in advance on the first day of each month as Additional Rent.

Permitted Use:

The Tenant shall use the Leased Premises solely for the purpose of conducting the business of a computer consulting and development firm, and its related activities (the "Permitted Use").

Taxes:

(a) Property Taxes form a part of Occupancy Costs, however, Business Taxes do not and the Tenant shall remain entirely responsible for all taxes, rates, duties, levies and assessments whatsoever, including Business Taxes, in respect of the Leased Premises.

(b) Amounts payable as outlined in this Offer to Lease do not include G.S.T., however G.S.T. is payable on all amounts due to the Landlord.

No Smoking:

The Tenant shall not suffer or permit any smoking to occur within the Leased Premises, unless it installs, at its expense, separate exhaust fans in the Leased Premises, approved by the Landlord, to dissipate the smoke.

Insurance Requirements:

Before entering the Leased Premises for any purpose, the Tenant shall provide to the Landlord certificates of insurance for all policies required to be effected and maintained by it pursuant to Section 8.3 of the Lease, including, without limitation, "all risks" insurance upon the property of the Tenant located in the Leased Premises, comprehensive general liability insurance in an amount not less than $5,000,000, business interruption insurance and "all risks" tenant legal liability insurance.

Documentation of Offer:

This Offer to Lease would be documented by way of an amendment to the Lease, and the Tenant agrees to observe and perform all of the conditions, covenants and restrictions required under the Lease. Upon unconditional acceptance of this Offer to Lease, BV Square Management Ltd. will prepare and forward the Lease Amending Agreement to the Tenant, which shall incorporate the terms of this Offer to Lease. The Tenant agrees to execute and return the Lease Amending Agreement within fifteen (15) Business Days of receiving it. In no event shall the Tenant be allowed occupancy for the purpose of conducting the Permitted Use if the Lease Amending Agreement has not been executed by both parties.

Termination by Landlord:

In the event the Tenant is in default of any of the terms, covenants, conditions or provisos of this Offer to Lease, the Landlord shall have the right to terminate this Offer to Lease upon written notice to the Tenant. If such notice is given pursuant to this or any other provision of this Offer to Lease or the Lease, this Offer to Lease and the Term and all of the rights of the Tenant hereunder shall terminate; Basic Rent and all other payments for which the Tenant is liable under this Offer to Lease shall be computed, apportioned and paid in full to the date of such termination, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord. If the Landlord terminates this Offer to Lease for any breach by the Tenant, in addition to other remedies the Landlord may have, the Landlord may recover from the Tenant all damages it incurs by reason of the breach, including cost of recovering the Leased Premises, legal fees (on a solicitor and client basis) and the worth at the time of the termination of the excess, if any, of the amount of Rent and charges equivalent to the rent reserved in this Offer to Lease for the remainder of the Term, over the then reasonable rental value of the Leased Premises for the remainder of the Term, all of which amounts shall be immediately due and payable by the Tenant to the Landlord.

Confidentiality:

SysGold Ltd. hereby agrees that the terms and conditions of this Offer to Lease are sensitive and confidential in nature and that the disclosure of this information to any third party may be expected to cause substantial loss and damage to the Landlord. For this reason, SysGold Ltd. agrees that, except for disclosure on the same confidential basis as provided herein, and only to officers and/or employees of SysGold Ltd. who have a bona fide and actual need to know the confidential terms on behalf of SysGold Ltd., it and its officers and/or employees to whom disclosure is made as aforesaid, will hold in strict confidence, and will not disclose the same to any third party.

Undefined Terms:

Any capitalized words used in this Offer to Lease but not defined herein, shall have the meaning attributed to them in Sections 1.1 and 1.2 of the Lease.

Time of the Essence:

Time shall be of the essence of this Offer to Lease and every part thereof.

Entire Agreement:

The Tenant acknowledges that there are no agreements, representations, warranties or conditions relating to this Offer to Lease, the Leased Premises or the Building (express or implied) made by the Landlord or any of its agents except those contained in this Offer to Lease.

Governing Law:

This Offer to Lease shall be interpreted and is governed by the laws of the Province of Alberta.

Successors and Assigns:

This Offer to Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and Tenant.

Conditions:

This Offer to Lease is subject to approval by an Officer of OMERS Realty Corporation.

Trusting the foregoing meets with your approval, we would ask if you could signify your acceptance by countersigning in the space provided below, returning one (1) counterpart for our files. BV Square Management Ltd. will then work to remove the condition to allow us to proceed with this Offer to Lease, and will advise of our progress. In the event the foregoing condition is not removed by BV Square Management Ltd. in writing on or before April 7th, 1998, this Offer to Lease shall become null and void and have no further force or effect. Once BV Square Management Ltd. has notified the Tenant in writing of the removal of the above condition, this Offer to Lease shall be binding upon both parties.

Yours very truly,
BV SQUARE MANAGEMENT LTD.

Gerry S. Jobagy
Leasing Manager

Accepted For and On Behalf Of:

SYSGOLD LTD.

Per: Don Bialik

Dated this 15 day of May, 1998.